UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2011

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Northrim BanCorp, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on August 24, 2011. The sole purpose of this amendment is to replace the press release dated August 23, 2011 with the press release dated August 24, 2011 that is attached hereto this Form 8-K/A as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c) EXHIBIT DESCRIPTION

99.1 Press Release dated August 24, 2011 announcing the election of David J.
McCambridge to the Board of Directors of Northrim BanCorp, Inc. and its
subsidiary, Northrim Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

August 24, 2011	By:	Joseph M. Schierhorn

Name: Joseph M. Schierhorn
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 24, 2011 announcing the election of David J. McCambridge to the Board of Directors of Northrim BanCorp, Inc. and its subsidiary, Northrim Bank.